                                  EXHIBIT 11(b)

                             Consent of Ropes & Gray

                               CONSENT OF COUNSEL

      We hereby consent to the use of our name and to the references to our firm under the caption "Legal Counsel" included in or made a part of the Post-Effective Amendment No. 23 to the Registration Statement of AmSouth Mutual Funds on Form N-1A under the Securities Act of 1933, as amended.


                                        /s/ Ropes & Gray

                                        ROPES & GRAY

Washington, D.C.
July 3, 1997